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                                                                      Exhibit 99

                                  CERTIFICATION
                      (Pursuant to 18 U.S.C. Section 1350)

The undersigned hereby certifies that (i) the foregoing Quarterly Report on Form 10-Q filed by Southern BancShares (N.C.), Inc. (the "issuer") for the quarter ended March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the issuer on the dates and for the periods presented therein.

Date: May 1, 2003              /s/ John C. Pegram, Jr.
                               -------------------------------------------------
                               John C. Pegram, Jr.,
                               President and Chief Executive Officer


Date: May 1, 2003              /s/ David A. Bean
                               -------------------------------------------------
                               David A. Bean,
                               Secretary, Treasurer and Chief Financial Officer

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